SUBORDINATION AND NOMINEE AGREEMENT


     This Subordination and Nominee Agreement (this "Nominee Agreement") is made as of the 22nd day of July, 2005 ("Effective Date"), by and among William M. Beard and Lu Beard, as Trustees of The William M. Beard and Lu Beard 1988 Charitable Unitrust ("Unitrust"), Boatright Family, L.L.C. ("Boatright"), and McElmo Dome Nominee, LLC, a limited liability company ("Nominee").

     Whereas, The Beard Company (the "Company") has executed and delivered to Unitrust that certain Promissory Note dated March 26, 2004 in the original principal amount of $2,785,000 (the "Prior Unitrust Note"), upon which, as of the Effective Date, the unpaid principal balance is $2,782,900.59 and the accrued unpaid interest is $59,095.66; and

     Whereas, Unitrust has previously executed and delivered to Boatright that certain Promissory Note (the "Unitrust Boatright Note") dated May 21, 2004, in the original principal amount of $500,000, upon which, as of the Effective Date, the unpaid principal balance is $388,817.92 ("Assumed Balance") and all accrued interest has been paid in full; and

     Whereas, the Company has previously executed and delivered to Unitrust that certain 10% Participating Note, dated May 21, 2004, in the original principal amount of $500,000.00 (the "Company Unitrust Note"), upon which, as of the Effective Date, the unpaid principal balance is $384,101.80 and all accrued interest has been paid in full; and

     Whereas, Unitrust used the proceeds of the Unitrust Boatright Note to make the loan to the Company evidenced by the Company Unitrust Note, and in consideration of such loan and to secure payment of the loans evidenced by the Prior Unitrust Note and the Unitrust Boatright Note (collectively, the "Notes") the Company has executed and delivered to the public trustees of Montezuma County and Dolores County, Colorado, that certain Deed of Trust, Assignment of Production, Security Agreement, and Financing Statement, dated as of May 21, 2004, (the "2004 Deed of Trust"), covering certain oil, gas, and mineral interests (collectively, the "Collateral"), for the benefit of the Nominee; and

     Whereas, Unitrust, Boatright, and certain other parties have previously entered into a Subordination and Nominee Agreement dated May 21, 2004 (the "2004 Nominee Agreement") under which (i) the Nominee agreed to act as agent and nominee on behalf of Unitrust, Boatright, and such other parties under the 2004 Deed of Trust, and (ii) the parties have agreed to certain priorities among the parties with respect to proceeds of the Collateral; and

     Whereas, the Company has assumed and promised to pay the Assumed Balance of the Unitrust Boatright Note; and

     Whereas, in consideration of the renewal and extension of the Assumed Balance and payment in cash of the amount of $1,182.08, the Company has executed and delivered to Boatright the Company's 12% Convertible Subordinated Note due August 31, 2009, in the principal amount of $390,000.00 (the "Company Boatright Note"); and

     Whereas, under the terms of the 2004 Nominee Agreement, Boatright holds first priority with respect to proceeds of the Collateral to the extent of the indebtedness evidenced by the Unitrust Boatright Note, and the Unitrust's priority with respect to proceeds of the Collateral is subordinated to the priority of Boatright; and

     Whereas, to secure payment of the loans evidenced by the Prior Company Note and the Company Boatright Note, the Company has executed and delivered two certain deeds of trust (collectively, the "2005 Deed of Trust"), each dated July 22, 2005 and titled Deed of Trust, Assignment of Production, Security Agreement and Financing Statement, one such deed of trust to the public trustee of Montezuma County, Colorado and one such deed of trust to the public trustee of Dolores County, Colorado, covering the Collateral; and

     Whereas, the parties desire to provide for the orderly enforcement of the rights of Unitrust and Boatright (collectively, the "Noteholders") in the lien (the "Lien") created in the Collateral under the 2005 Deed of Trust and to set forth the priority as among the Noteholders of all proceeds from the foreclosure, deed-in-lieu of foreclosure, or other sale or disposition of the Collateral or the rights of the Nominee under the 2005 Deed of Trust, or of any other recovery resulting from or under the 2005 Deed of Trust ("Proceeds"); and

     Whereas, Unitrust, Boatright, and certain other parties previously entered into a Subordination and Nominee Agreement dated February 21, 2003 (the "2003 Nominee Agreement") under which Nominee agreed to act as agent and nominee on behalf of Unitrust, Boatright, and such other parties under that certain Deed of Trust, Assignment of Production, Security Agreement, and Financing Statement, dated as of February 21, 2003 (the "2003 Deed of Trust"), executed by the Company for the benefit of Nominee, covering the Collateral and securing payment of the certain indebtedness of the Company now evidenced by the Prior Unitrust Note and certain other indebtedness described in the 2003 Nominee Agreement.

     Now, therefore, in consideration of the foregoing premises, the mutual covenants and agreements contained in this Agreement, and other good and valuable considerations, the receipt and adequacy of which are hereby acknowledged, Unitrust and Boatright hereby designate and appoint Nominee as their agent to act on behalf of all Noteholders in holding the beneficial interest granted under the 2005 Deed of Trust, and in enforcing any and all rights of the beneficiary under the 2005 Deed of Trust as provided herein, and Nominee hereby accepts such designation and appointment and agrees to hold such interest and act with respect to such interest in accordance with the terms and conditions of this Agreement.

     For the considerations stated above, the Unitrust, Boatright, and Nominee hereby further agree as follows:

     1. Nominee. Nominee shall act as the Noteholders' agent and shall hold title to the Lien and the Collateral as nominee for the benefit of all Noteholders.

     2. Enforcement of Deed of Trust. Nominee shall not transfer, sell, pledge, hypothecate, encumber, or otherwise exercise any incident of ownership with respect to the Lien or the Collateral held by it as nominee, except as follows:

          a. At all times prior to payment in full of the Assumed Balance of the Company Boatright Note, plus interest accrued thereon, and after payment in full of the Prior Unitrust Note, Nominee shall execute and deliver such instruments and shall take such actions or refrain from taking such actions as Boatright may require for purposes of enforcing the rights of the Noteholders under the Deeds of Trust.

          b. At all times following payment in full of the Assumed Balance of the Company Boatright Note, plus interest accrued thereon, but prior to payment in full of the Prior Unitrust Note, Nominee shall execute and deliver such instruments and shall take such actions or refrain from taking such actions as the Unitrust may require for purposes of enforcing the rights of the Noteholders under the Deeds of Trust.

     3. Disposition of Collateral. All Proceeds shall be applied in the following order:

          a. First, to the expenses incurred in enforcement of the 2005 Deed of Trust, the obligations secured thereby, and collection of such obligations;

          b. Second,  to  Boatright  to the extent  necessary to pay the Company
     Boatright Note, in an amount not to exceed the Assumed Balance, plus accrued interest thereon;

          c. Third, to the Unitrust to the extent necessary to pay the Prior Unitrust Note, principal and interest;

          d. Fourth, to Boatright to the extent necessary to satisfy the remaining balance of principal and interest under the Company Boatright Note; and

          e. Fifth, as required by law and by the 2005 Deed of Trust.

     4. Notice to Noteholders. The Nominee may, at any time, notify any Noteholder of the status of the obligations secured by the Deed of Trust and the enforcement thereof, including any notice or instruction received by the Nominee by any Noteholder.

     5. Binding Effect. This Agreement shall be binding upon the respective successors and assigns of the parties hereto.

     6. Termination. This Agreement may not be terminated without the written consent of the Noteholders; provided, that following payment in full of the Company Boatright Note, no such consent shall be required of Boatright. In the event of termination, Nominee agrees to take such action and execute such documents as the Noteholders shall request to cause the Lien or the Collateral to be conveyed to the Noteholders, or as otherwise directed by the Noteholders.

     7. Governing Law. The provisions of this Agreement shall be construed in accordance with the laws of the State of Oklahoma.

     8.  Counterparts.   This  Agreement  may  be  executed  in  any  number  of
counterparts, each of which shall be deemed as original, but all of which together shall constitute one and the same agreement.

     9. Subordination of Prior Deeds of Trust. It is the intent of the parties that the 2003 Deed of Trust, the liens created thereunder, and all of Nominee's rights thereunder, be renewed and extended and incorporated within the 2004 Deed of Trust, and that the 2004 Deed of Trust, the liens created thereunder, and all of Nominee's rights thereunder, be renewed and extended and incorporated within the 2005 Deed of Trust. To the extent, if any, that the 2003 Deed of Trust or the 2004 Deed of Trust remains separately enforceable, the 2003 Deed of Trust and the 2004 Deed of Trust are, and shall be, at all times prior to payment in full of the Unitrust Boatright Note, subordinate and inferior to the 2005 Deed of Trust.

"UNITRUST"                           THE WILLIAM M. BEARD AND LU BEARD 1988
                                       CHARITABLE UNITRUST

                                     By  /s/ William M. Beard
                                         William Beard, Trustee

                                     By  /s/ Lu Beard
                                         Lu Beard, Trustee


"NOMINEE"                            MCELMO  DOME  NOMINEE,  LLC,  an  Oklahoma
                                       limited liability company

                                     By  /s/ William M. Beard
                                         William Beard, Member

                                     By: BOATRIGHT FAMILY L.L.C., Member

                                         By  /s/ Peter Boatright
                                             Peter Boatright, Manager

"BOATRIGHT"                          BOATRIGHT FAMILY L.L.C., an Oklahoma
                                       limited liability company

                                     By  /s/ Peter Boatright
                                         Peter Boatright, Manager



         ACKNOWLEDGED by The Beard Company this 22nd day of July, 2005.

                                     /s/ Herb Mee, Jr.
                                     Herb Mee, Jr., President

STATE OF OKLAHOMA      )
                       )  SS.
COUNTY OF OKLAHOMA     )

     The foregoing instrument was acknowledged before me this 21st day of July, 2005, by William Beard, Trustee of The William M. Beard and Lu Beard 1988 Charitable Unitrust.

                                  /s/ Linda Shrum
                                  Notary Public
My Commission Expires:            Commission No. 02017703
10/30/2006
             (SEAL)


STATE OF OKLAHOMA       )
                        )  SS.
COUNTY OF OKLAHOMA      )

     The foregoing instrument was acknowledged before me this 21st day of July, 2005, by Lu Beard, Trustee of The William M. Beard and Lu Beard 1988 Charitable Unitrust.

                                  /s/ Linda Shrum
                                  Notary Public
My Commission Expires:            Commission No. 02017703
10/30/2006
             (SEAL)


STATE OF OKLAHOMA      )
                       )  SS.
COUNTY OF OKLAHOMA     )

     The foregoing instrument was acknowledged before me this 21st day of July, 2005, by William Beard, Member of McElmo Dome Nominee LLC, an Oklahoma limited liability company, on behalf of the limited liability company.

                                  /s/ Linda Shrum
                                  Notary Public
My Commission Expires:            Commission No. 02017703
10/30/2006
             (SEAL)


STATE OF OKLAHOMA      )
                       )  SS.
COUNTY OF OKLAHOMA     )

     The foregoing instrument was acknowledged before me this 22nd day of July, 2005, by Peter Boatright, as Manager of BOATRIGHT FAMILY L.L.C., as member of McElmo Dome Nominee LLC, an Oklahoma limited liability company, on behalf of the limited liability company.

                                  /s/ Linda Shrum
                                  Notary Public
My Commission Expires:            Commission No. 02017703
10/30/2006
             (SEAL)


STATE OF OKLAHOMA      )
                       )  SS.
COUNTY OF OKLAHOMA     )

     The foregoing instrument was acknowledged before me this 22nd day of July, 2005, by Peter Boatright, Manager of Boatright Family L.L.C., an Oklahoma limited liability company, on behalf of the limited liability company.

                                  /s/ Linda Shrum
                                  Notary Public
My Commission Expires:            Commission No. 02017703
10/30/2006
             (SEAL)


STATE OF OKLAHOMA      )
                       )  SS.
COUNTY OF OKLAHOMA     )

     The foregoing instrument was acknowledged before me this 22nd day of July, 2005, by Herb Mee, Jr., President of The Beard Company, an Oklahoma corporation, on behalf of the corporation.

                                  /s/ Linda Shrum
                                  Notary Public
My Commission Expires:            Commission No. 02017703
10/30/2006
             (SEAL)